                                                                   EXHIBIT 10.15

                                    AMENDMENT
                                       TO
                         CONSULTING ENGAGEMENT AGREEMENT

1.   Amendment.  Cognigen  Networks,  Inc.  ("Cognigen") and  Telecommunications
     Consultancy, Ltd. ("CTC") hereby agree that the paragraph entitled "Term of
     Consulting Engagement" in the Consulting Engagement Agreement ("Agreement")
     dated  September  9, 2002,  between CTC and  Cognigen is amended to read as follows:

     "This Agreement will continue in effect unless earlier terminated  pursuant to the terms of this Agreement. The Clint or CTC may terminate this Agreement at any time,  with or without cause,  effective 15 days after giving written notice to other of the termination  hereof.  The Client's  obligations  hereunder shall survive termination under this Agreement."

2.   Except as changed  herein,  the  Agreement  shall  remain in full force and effect.

IN WITNESS  WHEREOF,  CTC and Cognigen  caused this amendment to be signed as of the 9th day of September 2004.

COMBINED TELECOMMUNICATIONS CONSULTANCY, LTD.

/s/    Peter Tilyou
-------------------
Peter Tilyou
Managing Director

COGNIGEN NETWORKS, INC.

/s/   Thomas S. Smith
---------------------
Thomas S. Smith
President and Chief Executive Officer